NOTE 1 - GENERAL	12 Months Ended
Dec. 31, 2022
Notes
NOTE 1 - GENERAL

NOTE 1GENERAL

Metalink Ltd. (the "Company") is an Israeli company incorporated in September 1992, which until the sale of its WLAN operations in February 2010, was engaged in the WLAN business (see Note 4) and since then, the Company conducted only limited business activities related to its DSL business, which, since March 2016, it no longer conducts. The Company's current plan of operation is to consider strategic alternatives, including a possible business combination, other strategic transaction with a domestic or foreign, private or public operating entity or a "going private" transaction, including with any of its affiliates.

The Company’s ordinary shares are quoted on the OTC Pink Market, under the symbol “MTLK”.